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                                                                    Exhibit 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     As independent certified public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report on NovaMed Eyecare, Inc. dated February 7, 2001, included in the NovaMed Eyecare, Inc.'s Annual Report on Form 10-K and to all references to our Firm included in this Registration Statement.



                                            ARTHUR ANDERSEN LLP


Chicago, Illinois
August 8, 2001